Exhibit 77(q)

Exhibits

(e)(1) Second Amendment dated November 18, 2010 to the Sub-Sub-Advisory Agreement dated August 28, 2007 between ING Investment Management Co. and ING Investment Management Advisors B.V. – Filed herein.